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                                  Exhibit 24.1

          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We consent to the use in this Form 10-KSB of our report included herein dated February 5, 1999, relating to the financial statements of Transition Auto Finance II, Inc.



                                     /s/ Sprouse & Winn, L.L.P.
                                     ----------------------------------
                                     Sprouse & Winn, L.L.P.



Austin, Texas
April 15, 1999


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